Posting Supplement No. 154 dated March 15, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 365674

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
365674	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 365674. Member loan 365674 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	MetLife Inc.	Debt-to-income ratio:	19.45%
Length of employment:	1 year 3 months	Location:	spring hill, FL

Home town:	Carver
Current & past employers:	MetLife Inc.
Education:	University of Massachusetts-Dartmouth, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

To consolidate credit cards and a private education loan

A credit bureau reported the following information about this borrower member on November 25, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,310.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 374566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374566	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374566. Member loan 374566 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Beef O bradys	Debt-to-income ratio:	11.26%
Length of employment:	1 year 2 months	Location:	Miami, FL

Home town:	Tampa
Current & past employers:	Beef O bradys, Beef O Bradys
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

Just finished building and open a few months ago a Family Sports Pub in Miami .This Resturant was built with cash at a cost of $600,000 with no loans I am currently doing about $60.000 a month and doing well .looking to pay off construction and start monies with this loan . Thanks for your time in looking this over .Marleny

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,395.00	Public Records On File:	1
Revolving Line Utilization:	57.80%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 374720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374720	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374720. Member loan 374720 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,059 / month
Current employer:	UMass	Debt-to-income ratio:	11.79%
Length of employment:	3 years 7 months	Location:	West Boylston, MA

Home town:	Spokane
Current & past employers:	UMass, The Scripps Research Institute, La Jolla, CA, Yale University
Education:	University of New Hampshire, B.S., Yale University, Ph.D.

This borrower member posted the following loan description, which has not been verified:

I am requesting the loan to help purchase a pair of vintage motorcycles.

A credit bureau reported the following information about this borrower member on January 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,254.00	Public Records On File:	0
Revolving Line Utilization:	3.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 377127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377127	$8,125	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377127. Member loan 377127 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	TULAROSA, NM

Home town:	winona
Current & past employers:	retired, wild bills auto wrecking
Education:

This borrower member posted the following loan description, which has not been verified:

I have found a lovely woman in africa and want her here

A credit bureau reported the following information about this borrower member on February 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	16
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 378259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378259	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378259. Member loan 378259 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	CGI	Debt-to-income ratio:	8.66%
Length of employment:	6 months	Location:	FAIRFAX, VA

Home town:	Feurs
Current & past employers:	CGI
Education:	SUNY at Albany

This borrower member posted the following loan description, which has not been verified:

Need $5,000 personal loan.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,337.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 378554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378554	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378554. Member loan 378554 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Fairfax County Government	Debt-to-income ratio:	14.87%
Length of employment:	7 years 4 months	Location:	Fairfax, VA

Home town:
Current & past employers:	Fairfax County Government, Fairfax County Fire & Rescue
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,466.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 380058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380058	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380058. Member loan 380058 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Pape and Sons Construction	Debt-to-income ratio:	16.87%
Length of employment:	3 years	Location:	Allyn, WA

Home town:	Johnstown
Current & past employers:	Pape and Sons Construction, Pape and Sons
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

The business will be done under the name of For Fit. The owners of the business will be Bradley and Esther Appleman. Esther M Appleman is currently a certified personal trainer. Bradley is currently studying to receive his Bachelors in business management. The business will consist of 24 hour access to a gym. The gym will currently consist solely on the use of the gym and will offer Yoga and Pilates in the near future. Esther is registered to become a certified Yoga instructor mid-2009. According to City-Data.com (2009) the population of Belfair is over 6 thousand residents. Grapeview/Allyn also has a population of more than 2 thousand residents. The location, which is along highway 3 across from the Safeway store and next to the Kitsap bank, is the main thoroughfare to Bremerton for north-Mason Residents. The current facility has 72 individuals on a monthly payment plan to use the services. The only facility in the area is the one in place and has not allowed new members in several months. We will use advertising on the building, which is highly visible from the main thoroughfare of highway 3. The organization will also be referred clients from the sole local Physical therapy in Belfair, Belfair Physical therapy. Once the completion of the physical therapy is complete, Belfair Physical Therapy will recommend a membership at the establishment. We will also receive referrals from Abel Wellness, which is also located in the building to be used. The monthly price will be approximately $30 a month for the gym and $50 a month for access to the yoga and Pilates along with the gym. The current expected fixed cost is $5100 a month and will need approximately 170 members to break even. There are currently 72 members, therefore, only 100 more are needed to break even. Our Plan is for either Esther or Bradley to occupy the business during business hours and use an access control system for the after business hours. We will be purchasing much of the equipment from the current establishment. The additional equipment will depend on the number of members and will be increased as needed.

A credit bureau reported the following information about this borrower member on February 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,304.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 380303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380303	$5,750	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380303. Member loan 380303 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	American General Finance	Debt-to-income ratio:	18.58%
Length of employment:	3 years 4 months	Location:	Columbus, OH

Home town:	Canton, oh
Current & past employers:	American General Finance
Education:	The Ohio State University

This borrower member posted the following loan description, which has not been verified:

I will use this loan to pay off a high interest credit card. Try as I might, I can't seem to make a dent in it. I have dutifully made on time, larger than minimum payments for years, but the card compnay has refused several times to lower my interest rate. I would like to pay them off and cut up the card.

A credit bureau reported the following information about this borrower member on February 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	28
Revolving Credit Balance:	$6,180.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380664	$17,050	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380664. Member loan 380664 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Zolio,llC	Debt-to-income ratio:	7.29%
Length of employment:	1 year 6 months	Location:	Lyndhurst, OH

Home town:	Lyndhurst
Current & past employers:	Zolio,llC, Franklin & Seidelmann
Education:	Johnson & Wales University-Providence

This borrower member posted the following loan description, which has not been verified:

I am looking to borrow 20,000 over a fix set of months and interest rate to consolidate my high interest credit card debt.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	59
Revolving Credit Balance:	$31,634.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 381122

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381122	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381122. Member loan 381122 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	QMS	Debt-to-income ratio:	10.43%
Length of employment:	4 years	Location:	Burbank, CA

Home town:	yerevan
Current & past employers:	QMS, Olympia Medical Center
Education:	Concorde Career College at North Hollywood

This borrower member posted the following loan description, which has not been verified:

to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	32
Revolving Credit Balance:	$13,693.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381258

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381258	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381258. Member loan 381258 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sage	Debt-to-income ratio:	9.73%
Length of employment:	5 months	Location:	Phoenix, AZ

Home town:
Current & past employers:	Sage
Education:

This borrower member posted the following loan description, which has not been verified:

I was laid off in early 2008. I figured it would be a good time to convert my IRA to a ROTH since I would be in a lower tax bracket. I never planned to be unemployed for 9 month or to take a 20K pay cut. So I spent more of my savings then I planed being unemployed and was unable to save enough to pay Uncle Sam his share. I currently save about $350 a paycheck (every two weeks). With interests and penalties its cheaper to borrow from a loan shark then to go on a payment plan with Uncle Sam. Since I am smart enough to not borrow from a loan shark I figured I would try here. I pay off my credit card balances every month. I feel my employment is stable. My employer is cutting cost in some areas (not personnel),but is also investing in R&D, I work in the R&D group. My current take home is about $1500 a paycheck. With changes to benefit(s) & costs, starting in April my take home should be about $1600. My current break down of expenses is Mortgage 800 HOA 175 Insurance 90 Cell 35 Internet 45 Electric 125 Food 200 Gas 100 Car 500 Savings 700 Misc 300 Any questions please ask.

A credit bureau reported the following information about this borrower member on February 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$717.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381474	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381474. Member loan 381474 was requested on March 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,084 / month
Current employer:	Pinnacle Data Systems	Debt-to-income ratio:	13.46%
Length of employment:	2 years 4 months	Location:	DORA, AL

Home town:	Jasper
Current & past employers:	Pinnacle Data Systems, SunGard Data Systems
Education:	Bevill State Community College

This borrower member posted the following loan description, which has not been verified:

loan is needed to pay off credit cards that have been cancelled

A credit bureau reported the following information about this borrower member on March 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,800.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381528

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381528	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381528. Member loan 381528 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Kent Denver School	Debt-to-income ratio:	21.68%
Length of employment:	1 year 8 months	Location:	DENVER, CO

Home town:	Bon Carbo
Current & past employers:	Kent Denver School
Education:	University of Colorado at Boulder, Trinidad State Junior College, University of Colorado Denver

This borrower member posted the following loan description, which has not been verified:

Working through finishing my degree has spurred me to get rid of my credit cards and make a single loan payment as to simplify my budget while I have the added education expense.

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,000.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381543	$4,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381543. Member loan 381543 was requested on March 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Royal Caribbean Cruises ltd.	Debt-to-income ratio:	9.96%
Length of employment:	16 years	Location:	DALLAS, GA

Home town:	Dallas
Current & past employers:	Royal Caribbean Cruises ltd., HHL Financial
Education:	Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

I want to pay off some other expenses with this money as a consolidation.

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	38
Revolving Credit Balance:	$10,046.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 381607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381607	$5,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381607. Member loan 381607 was requested on March 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	va dept of health	Debt-to-income ratio:	11.67%
Length of employment:	5 years 6 months	Location:	leesburg, VA

Home town:	Copan
Current & past employers:	va dept of health, JRC, Watertown NY
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

Need a loan to be able to afford a house in my country for my family. There is a very nice, cozy and affordable house near where my parents live and I have thought of helping my parents and siblings back in my country to buy it. The total price for the house is $10,000 and together we have come up with $5000. I would like to do this because it has been our lifetime dream and now that the chance is there to do we don't have the needed resources and that's why I'm turning to the lending club.

A credit bureau reported the following information about this borrower member on March 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,105.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381727	$5,250	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381727. Member loan 381727 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Cardinal Glass Industries Inc	Debt-to-income ratio:	20.16%
Length of employment:	3 years 1 month	Location:	Apple Valley, MN

Home town:	Duluth
Current & past employers:	Cardinal Glass Industries Inc, Paychex
Education:	University of Minnesota-Duluth

This borrower member posted the following loan description, which has not been verified:

I am requesting the load to pay off a jewelry store charge card. I opened the account to purchase an engagement ring and woudl like to pay off the account with this loan to avoid increased interest charges.

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,147.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381738

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381738	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381738. Member loan 381738 was requested on March 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Odyssey IS	Debt-to-income ratio:	19.26%
Length of employment:	1 year	Location:	Frisco, TX

Home town:
Current & past employers:	Odyssey IS, Capgemini, ATA Airlines
Education:	Indiana Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I want to pay off my credit card faster by transferring it to a loan and closing the credit card.

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,711.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 381760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381760	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381760. Member loan 381760 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,584 / month
Current employer:	Alief Independent School District	Debt-to-income ratio:	20.40%
Length of employment:	20 years	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Alief Independent School District
Education:	University of Houston-Downtown

This borrower member posted the following loan description, which has not been verified:

I will use this loan to payoff my debt.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,085.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381795	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381795. Member loan 381795 was requested on March 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	General Motors	Debt-to-income ratio:	6.19%
Length of employment:	10 years 8 months	Location:	Buffalo, NY

Home town:
Current & past employers:	General Motors
Education:	Canisius College

This borrower member posted the following loan description, which has not been verified:

I need this loan to consolidate several high interest credit cards. I want to have one bill and completely pay them off in 3 years. Thankyou.

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,819.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381861

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381861	$5,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381861. Member loan 381861 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	usmc	Debt-to-income ratio:	13.00%
Length of employment:	20 years	Location:	grovetown, GA

Home town:	antioch
Current & past employers:	usmc
Education:	byu-idaho, Defense Language Institute, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Small business loan for a startup.

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	25
Revolving Credit Balance:	$5,878.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381874	$18,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381874. Member loan 381874 was requested on March 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,183 / month
Current employer:	Pinnacle West Capital / Arizona Public Service Company (APS)	Debt-to-income ratio:	22.98%
Length of employment:	4 months	Location:	Mesa, AZ

Home town:	St. Joseph
Current & past employers:	Pinnacle West Capital / Arizona Public Service Company (APS), Mesa Air Group
Education:	Collins College

This borrower member posted the following loan description, which has not been verified:

This loan is to consolidate all but one of my credit card debts and one personal loan I have. I have never been delinquent on any payments and have paid off quite a few things in the past such as school loans, car loans and so on. I have a current budget plan in place and am following it. Currently also put a bi-weekly deposit into savings as well as participate in a company funded 401(k). Made a couple stupid young mistakes but now got my head on straight with a good job for a company that everyone has to do business with. I am an IS Security Analyst II for APS in Arizona. We are the largest electric utility in AZ. Was a contractor for over 2 years with my current employer and was recently moved to permanent 4 months ago. Have worked in the same field for over 6 years. Looking to have all major debt paid down within 3 to 5 years.

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,182.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381877	$5,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381877. Member loan 381877 was requested on March 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Capstone Properties	Debt-to-income ratio:	13.50%
Length of employment:	4 months	Location:	Gainesville, FL

Home town:	Oaklawn
Current & past employers:	Capstone Properties, US Army
Education:	Santa Fe Community College at Gainesville

This borrower member posted the following loan description, which has not been verified:

I want to get this loan to keep build my credit rating by having an installment loan for the next three years. I took out a loan for $15000 in 2007 for flight school. Currently I owe about $7000 on that loan. My brother was a cosigner on that loan so I want to get rid of that ASAP which will get my brothers credit out of limbo. I have a boat a truck and a Honda civic all paid for. I just sold the boat for $3200 on Ebay and I will be selling my truck that I used to tow the boat since I have no need for that. I should get around $4000 for that since it is a 1999 Chevy Silverado. I just did my taxes and my refund is $2600. With this money I will pay off the rest of my flight school loan and start a savings fund for a down payment on a house. I make $13 an hour as a maintenance supervisor and I go to school full time. I was in the Army and I am currently in the National Guard. The guard pays 100% tuition and my GI Bill pays me $1300 a month to go to school. I have 3 credit cards two are around $300 and one is at $1000. I live with my girlfriend and we split the rent and cell phone bill. My bills for the month are around $800. With the money I will buy a motorcycle for under $10,000 and keep 1-2000 as another emergency fund. I already have $1000 set aside for emergencies. I figured it would be best to buy a motorcycle since insurance is cheap. My credit rating has been in the low 700's and I want it as close to 800 as possible. I rather keep an installment loan to reach that score so I can save money on a mortgage some day. I know investing in other people is a risk but I have paid off every loan early and never missed a payment on any of them. There will always be money available for a payment from my checking account.

A credit bureau reported the following information about this borrower member on March 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	46
Revolving Credit Balance:	$2,109.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381982	$14,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381982. Member loan 381982 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	ef hugh foods inc	Debt-to-income ratio:	11.47%
Length of employment:	2 years	Location:	pleasantville, NY

Home town:	albany
Current & past employers:	ef hugh foods inc, pasta cucina
Education:	suny cobleskill

This borrower member posted the following loan description, which has not been verified:

I opened up a new business a few months. I am doing business but did not take into consideration all the misc things that i would need to get me started

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	10
Revolving Credit Balance:	$10,284.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 381987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381987	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381987. Member loan 381987 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Paoli and Phoenixville Hospitals	Debt-to-income ratio:	14.07%
Length of employment:	5 years 7 months	Location:	Collegeville, PA

Home town:	Piscataway
Current & past employers:	Paoli and Phoenixville Hospitals, Paoli Hospital, Phoenixville Hospital
Education:	Saint Peters Medical Center School of nursing, Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

At the present time I have several credit cards with high interest. I need to consolidate my debt and pay off the credit cards as soon as possible and reduce my interest payment so I can pay more and take myself out of debt. I am a single mother with a 12 year old boy and own my own home. I am an emergency room nurse for 27 years. Being approved for a loan such as this will help stop those high interest payments and allow me to have some breathing room. Secondly I have some personal loan matters to clear up as well as repairs to my home I would like to make such as roof repairs. I appreciate this new avenue for lending. Thank you, sincerely tamarindo.

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	33
Revolving Credit Balance:	$14,057.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 381990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381990	$6,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381990. Member loan 381990 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	R and D Circuits	Debt-to-income ratio:	4.80%
Length of employment:	2 years	Location:	Newark, NJ

Home town:	Latacunga
Current & past employers:	R and D Circuits, Panera Bread
Education:	ESPE

This borrower member posted the following loan description, which has not been verified:

For Pay debt and take the rest for my vacations

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,030.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 382001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382001	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382001. Member loan 382001 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.00%
Length of employment:	4 years 3 months	Location:	Truckee, CA

Home town:	San Diego
Current & past employers:	Self Employed, SRI Hosting, Adicio, System4, University of San Diego
Education:	University of San Diego, American School Foundation

This borrower member posted the following loan description, which has not been verified:

I'm working on getting out of debt, and it would be really nice to have a lower interest rate than what I'm currently paying. I am a self-employed web programmer/martial arts instructor working on a start-up business as well. My expenses are very low, and I have been steadily paying off my debt for a year now. The faster I can get it paid off the more comfortable I will feel however, and a low interest loan would do me a world of good. The loan would go 100% toward eliminating my outstanding debt, so that I can worry less about the >15% I'm currently paying and work more on growing my business. My total outstanding debt is $8400.00, $400.00 of which I'll be paying off this month. Any help would be greatly appreciated. Thank you, gabe.

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,405.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382029

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382029	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382029. Member loan 382029 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Self-employed	Debt-to-income ratio:	3.06%
Length of employment:	2 years	Location:	rancho cordova, CA

Home town:	yuba city
Current & past employers:	Self-employed, self
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

borrowing money to pay off some expenses

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,498.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382033	$13,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382033. Member loan 382033 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ABLe Communications	Debt-to-income ratio:	14.11%
Length of employment:	5 months	Location:	Keller, TX

Home town:	Toledo
Current & past employers:	ABLe Communications, Soto Salon and Day Spa
Education:	Toledo Academy of Beauty Culture-North

This borrower member posted the following loan description, which has not been verified:

Plastic Surgery

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	51
Revolving Credit Balance:	$4,884.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382043	$20,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382043. Member loan 382043 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,450 / month
Current employer:	Kwajalein Range Services	Debt-to-income ratio:	9.76%
Length of employment:	4 years	Location:	Colorado Springs, CO

Home town:	Longview
Current & past employers:	Kwajalein Range Services, BD Systems
Education:	Baker College

This borrower member posted the following loan description, which has not been verified:

Loan to repair home from damages and initiate legal actions against parties responsible for the damages.

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382075	$5,800	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382075. Member loan 382075 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	MTST	Debt-to-income ratio:	7.68%
Length of employment:	4 months	Location:	SAN ANTONIO, TX

Home town:	San Antonio
Current & past employers:	MTST, WSLLC Iraq, Lorenzos Italian Restaurant
Education:	Stephen F Austin State University

This borrower member posted the following loan description, which has not been verified:

I'm 30yo and have no history of long term loans to purchase a vehicle.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	22
Revolving Credit Balance:	$6,443.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 382085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382085	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382085. Member loan 382085 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Kingston City Schools Consolidated	Debt-to-income ratio:	12.25%
Length of employment:	9 years 7 months	Location:	Stone Ridge, NY

Home town:	Stone Ridge
Current & past employers:	Kingston City Schools Consolidated
Education:	SUNY New Paltz

This borrower member posted the following loan description, which has not been verified:

My wife and I just finished building our new home. In the process, we had to put in an unexpected water system, dig a much deeper well, fire a plumber who ran off with some of our money, and in general missed our budget by about $15,000. At this time we are at the maximum of our loan value for the house and land, especially since we're not in the greatest of markets at this time. We want to use the money to pay off a couple of our credit cards we ran up somewhat and finish paying off our builder.

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,761.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382086	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382086. Member loan 382086 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Kansas State University	Debt-to-income ratio:	9.73%
Length of employment:	6 years	Location:	Manhattan, KS

Home town:	Iowa City
Current & past employers:	Kansas State University, Meadowlark Hills, On the Border, Brinker Intl.
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I have a very small amount of credit card debt I would like to pay off. I also need to pay the tuition for my classes this semester so I can graduate in May. I am entertaining several job offers right now for when I graduate that will be starting in June- and the expected salary will be between 40-50 k, so I will have no trouble paying off a loan. I also am moving in with my mom, so the only expense I will have is paying off my loan.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382138	$8,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382138. Member loan 382138 was requested on March 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,254 / month
Current employer:	Crown-Kerasotes Show-ASI Security	Debt-to-income ratio:	6.26%
Length of employment:	16 years	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Crown-Kerasotes Show-ASI Security
Education:	Oakton

This borrower member posted the following loan description, which has not been verified:

to pay credit cards and help my parents

A credit bureau reported the following information about this borrower member on March 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,974.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382189	$10,925	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382189. Member loan 382189 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Greek Peak ski resort	Debt-to-income ratio:	19.29%
Length of employment:	1 year	Location:	Ithaca, NY

Home town:	cleveland
Current & past employers:	Greek Peak ski resort
Education:	University of Vermont (UVM)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate high rate credit cards

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,216.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 382214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382214	$18,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382214. Member loan 382214 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	CNH	Debt-to-income ratio:	8.77%
Length of employment:	11 years 6 months	Location:	Grafton, WI

Home town:	Milwaukee
Current & past employers:	CNH
Education:	Valparaiso University, Ball State University

This borrower member posted the following loan description, which has not been verified:

I am on a mission to pay off my card for good. Watching the interest rates increasing even though I am always on time with payments has become frustrating as I feel like I am never going to get ahead even when I make large payments. I would rather have the money go to my young children's college funds rather than high interest. This card is going in the shredder after it's paid off, never again will I be at the mercy of these companies who raise interest rates on card holders who are in good standing with excellent credit ratings. Never again.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,874.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382245	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382245. Member loan 382245 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,458 / month
Current employer:	BASF Chemical Company	Debt-to-income ratio:	18.83%
Length of employment:	2 years	Location:	baton rouge, LA

Home town:
Current & past employers:	BASF Chemical Company
Education:

This borrower member posted the following loan description, which has not been verified:

race track only motorcycle. Not street Legal

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,575.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382260

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382260	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382260. Member loan 382260 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Sales Management	Debt-to-income ratio:	11.68%
Length of employment:	2 years	Location:	BRASELTON, GA

Home town:	Gainesville
Current & past employers:	Sales Management
Education:	VSU

This borrower member posted the following loan description, which has not been verified:

Moving this summer, paying down debt and moving towards the economy recovering this fall and into the spring of 2010. We are down grading our living expenses and moving into a new school zone. 2- kids age 8 and 11. I have a good job and I can make the monthly payments. Thank you in advance for your help!

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	28
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382262	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382262. Member loan 382262 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	UW-Madison	Debt-to-income ratio:	12.29%
Length of employment:	8 months	Location:	MILTON, WI

Home town:	St. Paul
Current & past employers:	UW-Madison, College of St. Catherine, Wells Fargo BPS
Education:	College of St. Catherine, Hamline University

This borrower member posted the following loan description, which has not been verified:

Requesting funds for purchase of a boat.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	79
Revolving Credit Balance:	$4,506.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 382267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382267	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382267. Member loan 382267 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Falmouth Inn	Debt-to-income ratio:	15.60%
Length of employment:	46 years	Location:	Falmouth, MA

Home town:
Current & past employers:	Falmouth Inn
Education:

This borrower member posted the following loan description, which has not been verified:

Surgery for a friend

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,542.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382276	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382276. Member loan 382276 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	17.80%
Length of employment:	10 months	Location:	Valley Village, CA

Home town:	Los Angeles
Current & past employers:	Self-Employed, Lewis Brisbois Bisgaard & Smith
Education:	Pepperdine University, University of Southern California

This borrower member posted the following loan description, which has not been verified:

My grandmother is 87 years old and has dementia I would like her to live out her years comfortably which means having a caretaker that is 24/7 living with her. The funds will be used for a caregiver and relieve my mom of additional burdens.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,177.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382307	$7,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382307. Member loan 382307 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	chrysler	Debt-to-income ratio:	20.48%
Length of employment:	30 years	Location:	chesterfield, MI

Home town:	mt. clemens
Current & past employers:	chrysler, chrysler
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I would like to refinance a credit card at a better interest rate

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,029.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 382314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382314	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382314. Member loan 382314 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	Protiviti	Debt-to-income ratio:	9.17%
Length of employment:	3 years 5 months	Location:	Chicago, IL

Home town:	Cleveland
Current & past employers:	Protiviti
Education:	Loyola College in Maryland

This borrower member posted the following loan description, which has not been verified:

I racked up credit card debt during one reckless year when I moved to Chicago. I would now like to take responsibility and pay it off completely. My husband has added the incentive of a puppy if I do so (so I could have titled this "I would like a puppy"). More importantly, though, I would like to prove to him, as well as to myself, that I can take control of my finances. I will appreciate any assistance that is offered and will take the obligation very seriously. Thank you!

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	31
Revolving Credit Balance:	$5,229.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382322	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382322. Member loan 382322 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	GE Transportation	Debt-to-income ratio:	24.07%
Length of employment:	7 months	Location:	ERIE, PA

Home town:	cambridge springs
Current & past employers:	GE Transportation
Education:

This borrower member posted the following loan description, which has not been verified:

plan on buying a car that i want to fix it up and restore it

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,305.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382340	$17,525	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382340. Member loan 382340 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,910 / month
Current employer:	dennys spin n win	Debt-to-income ratio:	16.60%
Length of employment:	3 years 6 months	Location:	ashtabula, OH

Home town:	Conneaut
Current & past employers:	dennys spin n win, st. vincents medical center, goodwill industries, community action services, consolidated delivery and logiticis
Education:	Kent State University-Ashtabula Campus

This borrower member posted the following loan description, which has not been verified:

With this loan I would pay off my high interest debts, some are presently at 23%. It would allowed to repaid my in a shorter time and result in large savings in interest and monies paid in payments. I would pay off CitiFin pay off 5500 auto 3400 per loan 2000 lowes 1500 carecredit 1300 cit 900 I own my home valued at 109,000 as of 09/2008 with a balance 62000

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,979.00	Public Records On File:	1
Revolving Line Utilization:	36.10%	Months Since Last Record:	82
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382360

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382360	$10,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382360. Member loan 382360 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,666 / month
Current employer:	wells fargo	Debt-to-income ratio:	17.44%
Length of employment:	3 years	Location:	SAINT GEORGE, UT

Home town:	Merced
Current & past employers:	wells fargo, el gallo
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy vending machines. I have been working them for 9 months and they produce 500-800 dollars per month. I have been making payments on a private note of 700 per month. My private loan is offering to forgive some principal if I can get a lump sum soon.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	27
Revolving Credit Balance:	$113,482.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 382368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382368	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382368. Member loan 382368 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,413 / month
Current employer:	Denver Health	Debt-to-income ratio:	6.76%
Length of employment:	n/a	Location:	Denver, CO

Home town:	Denver
Current & past employers:	Denver Health, Clinica Campesina
Education:	University of Colorado at Denver and Health Sciences Center, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

Loan is for vacation in May and home improvements including painting.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,463.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382380

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382380	$18,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382380. Member loan 382380 was requested on March 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,117 / month
Current employer:	Avian Realty	Debt-to-income ratio:	10.91%
Length of employment:	2 years 8 months	Location:	Palatine, IL

Home town:	Sofia
Current & past employers:	Avian Realty
Education:	New Bulgarian University

This borrower member posted the following loan description, which has not been verified:

I received some news from my daughter last week that she is getting married..We've had a fight and i told her that I'm against it and I'm not going to help her. After reconsideration on my side i decided that is about time that i start respecting her decisions and that i actually am going to help. I love her so much. She is my only child. The groom is going to take care of almost all expenses, but as a bride's mother i have expenses too. That is the reason for the loan.

A credit bureau reported the following information about this borrower member on March 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,241.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382400	$5,750	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382400. Member loan 382400 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$1,333 / month
Current employer:	fantastic sams	Debt-to-income ratio:	12.60%
Length of employment:	1 year 5 months	Location:	San jose, CA

Home town:	Maylasia
Current & past employers:	fantastic sams, Faderz Salon, Imagine Salon
Education:	San Jose City College, Evergreen Valley College, De Anza College, Monterey Hair Academy

This borrower member posted the following loan description, which has not been verified:

The reason for this loan is for me to pay off my credit cards with the higher interest rate. I would like to have one simple payment per month with a lower annual interest rate.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,560.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382406	$1,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382406. Member loan 382406 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,100 / month
Current employer:	Halliburton Energy Services	Debt-to-income ratio:	17.65%
Length of employment:	4 years	Location:	LA PLACE, LA

Home town:	Memphis
Current & past employers:	Halliburton Energy Services
Education:

This borrower member posted the following loan description, which has not been verified:

Buying parts and restoring a 1957 Chevy

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,140.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382413

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382413	$6,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382413. Member loan 382413 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,100 / month
Current employer:	CISCO Chemicals	Debt-to-income ratio:	14.75%
Length of employment:	2 months	Location:	Lilburn, GA

Home town:	Lilburn
Current & past employers:	CISCO Chemicals, Joe Tools
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

Trading in current motorcycle, sport bike, for this new motorcycle loan, cruiser. I have never missed a payment on any of my loans.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,184.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382421	$12,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382421. Member loan 382421 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Wilkes Barre Twp Police	Debt-to-income ratio:	13.73%
Length of employment:	12 years	Location:	Wilkes Barre, PA

Home town:	Berwick
Current & past employers:	Wilkes Barre Twp Police, Sears Holdings Corporation
Education:	Lackawanna College

This borrower member posted the following loan description, which has not been verified:

Request above amount to consolidate 5 debts into 1 then canceling accounts with this creditors.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,101.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382432	$12,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382432. Member loan 382432 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	HKS Inc.	Debt-to-income ratio:	14.21%
Length of employment:	4 years	Location:	LONGWOOD, FL

Home town:	Fort Meade
Current & past employers:	HKS Inc.
Education:	Florida Institute of Technology at Melbourne

This borrower member posted the following loan description, which has not been verified:

Hi everyone, The purpose of this loan request is to consolidate my two credit card accounts and then close them. I have a card with WAMU and Chase respectively, and so the terms of their cards have change quite a bit. Additionally I would really like the opportunity to have a fixed team loan with a regular payment and fixed payment date. Thank you very much!

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	53
Revolving Credit Balance:	$8,664.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382446	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382446. Member loan 382446 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Jetyd Inc	Debt-to-income ratio:	1.09%
Length of employment:	2 years	Location:	Garfield, NJ

Home town:	Garfield
Current & past employers:	Jetyd Inc, Seals Eastern Inc, New Jersey Institute of Technology
Education:	New Jersey Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am looking at buying a used car. I am not eligible to take out a car loan because the vehicle is older than 2002.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,922.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382465	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382465. Member loan 382465 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	High Point Group	Debt-to-income ratio:	3.18%
Length of employment:	8 years	Location:	Hopewell JCT, NY

Home town:	Detroit
Current & past employers:	High Point Group, Rlanneo Furniture INC
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I am in the retail liquidation-consolidation business, and business has never been better. I am looking for a loan totaling $20000.00 to add to my current investment of $32000.00 this loan will be coupled with the current funds to purchase a large allotment of new high end furnishings including electronics. There is a tremendous amount of great stock available on the high end market for brokers such as myself. I am able to buy an average unit for between 18 to 24 cents on the dollar, and resell at a minimum of 85 cents and a max of 98 cents on the dollar. This allows for a very comfortable profit to be made in a very short period of time, average unit sale takes 2 months. I have been in the consolidation business for 8 years and have never seen a market like this, and don?t believe I ever will again so time is of the essence. I am very excited to be using this lending forum for the first time, and look forward to investing some of my profits from my next deal and helping more Lending Club members such as myself.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,222.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382466	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382466. Member loan 382466 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	COMBINED COMPUTER RESOURCES	Debt-to-income ratio:	13.14%
Length of employment:	2 years	Location:	BRICK, NJ

Home town:	New Brunswick
Current & past employers:	COMBINED COMPUTER RESOURCES, MICHAEL PAGE INTERNATIONAL
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidations and auto

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,897.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382507	$4,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382507. Member loan 382507 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Lakeside House Inc.	Debt-to-income ratio:	24.88%
Length of employment:	18 years	Location:	Lake Placid, NY

Home town:	Saranac Lake
Current & past employers:	Lakeside House Inc.
Education:	North Country Community College

This borrower member posted the following loan description, which has not been verified:

I want to pay off my credit cards with high balances. Approximately 4000.00

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,860.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 382531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382531	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382531. Member loan 382531 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	Department of Homeland Security (DHS)	Debt-to-income ratio:	4.44%
Length of employment:	8 months	Location:	Bloomington, MN

Home town:
Current & past employers:	Department of Homeland Security (DHS), US Air Force, US Navy
Education:	Minnesota State University-Moorhead

This borrower member posted the following loan description, which has not been verified:

I have been trying to obtain a loan to buy a farm. I currently have a purchase agreement with the owner for $288,500 (203 acres with 132 tillable and a home and outbuildings included). I have saved $50,000 for a cash down payment. I thought that since this was well over 10% of the purchase price, that I would be in a good situation. Every bank I have contacted has told me that I need at least 25%-40% cash down. I have tried to obtain a loan through FSA. I grew up on a farm and therefore have plenty of farming experience. However, their new requirements need me to show at least 3 years proof of farming within the last 10. This is problematic. Although I have gone home and farmed with my father, I have never asked for any monetary compensation and therefore do not have schedule Fs or any proof of sales in my name. When I turned 18, I joined the US Navy for 4 years. Afterwards, I joined the Air National Guard and went to college on the GI Bill for 4 years to get my BA degree. I went home every summer that I was not deployed with the military. I am currently serving my 7th year (I just re-enlisted for another 6 and plan on serving my 20). But being that I had my GI Bill and earned enough money to survive, I never asked for compensation from my father. I am not one to try to use my veteran status to get ahead, but I even wrote to my congressman to see if I could somehow obtain a waiver for the "proof of farming," since being in the military is the main reason I don't have the documentation needed for the FSA loan. I currently have a very good job with the Department of Homeland Security and will continue to work full-time with them. My father has rented the land I want to buy for the last 5 years and it takes about 2 weekends time to farm. I have met with Farm Business Management, and they have done the cashflow for me. It is plain as day that I can afford to pay for this loan out of pocket from my earnings with my government job, but the farm also produces income. The problem is the large down payment requirement. I feel like I am in an excellent situation for a loan. I have $50,000 saved and no real debts. (Of course I have monthly payments for things like electric bills, cell phones, and normal living expenses, etc.) I owned a home in the city I went to college. I sold it after 5 years and was able to use the money from the sale and my military deployments to pay off all debts and generate a nice nest egg. I currently rent an apartment because I do not want to live in this city forever and am hoping for a transfer closer to this farm in 3 years.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$567.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382535	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382535. Member loan 382535 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	n/a	Debt-to-income ratio:	24.70%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:	Microsoft
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Need loan for repairing damages to condo as well as refinancing credit card at a better rate.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,383.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382545	$16,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382545. Member loan 382545 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,875 / month
Current employer:	n/a	Debt-to-income ratio:	21.70%
Length of employment:	n/a	Location:	irwin, PA

Home town:
Current & past employers:
Education:	Penn State

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate all debts into one conveninet low payment.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,354.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382549	$11,100	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382549. Member loan 382549 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	new england lining supply	Debt-to-income ratio:	17.71%
Length of employment:	1 year 5 months	Location:	Pawtucket, RI

Home town:
Current & past employers:	new england lining supply
Education:

This borrower member posted the following loan description, which has not been verified:

business loan

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,872.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382609	$6,700	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382609. Member loan 382609 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,017 / month
Current employer:	Citysearch	Debt-to-income ratio:	14.21%
Length of employment:	2 years	Location:	Miami Beach, FL

Home town:	New York
Current & past employers:	Citysearch, www.citysearch.com
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate 4 of my credit cards to have a better and lower monthly rate.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	72
Revolving Credit Balance:	$53,683.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382651	$9,325	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382651. Member loan 382651 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Arctic Transportation Services	Debt-to-income ratio:	18.58%
Length of employment:	8 years 5 months	Location:	nome, AK

Home town:	Stephenville
Current & past employers:	Arctic Transportation Services, Bering Air
Education:	Texas Aero Tech

This borrower member posted the following loan description, which has not been verified:

I have started a aircraft paint shop and aircraft maintenance shop. I have capital to work but need money to purchase more equipment. I need a EPA certified paint booth to paint small parts and flight control surfaces. It`s cost is $11,000.00 and doubles as a powder coating booth. I also need a steam pressure washer and waist water vacuum system. It`s cost is $6000.00. The balance would be used for technical manuals which are very expinsive. Iv`e been in the aviation field since 1985. I hold A&P and IA certificates which allow me to do all aspects of maintenance, inspection and modification. My painter has 23 years experiance and does a first rate job. I have nearly all the tools and equipment I need. The addition of this equipment would cut my labor cost and provide a more quality finished product which will bring more business to my door.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,614.00	Public Records On File:	0
Revolving Line Utilization:	49.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382672	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382672. Member loan 382672 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	scholastic uniforms	Debt-to-income ratio:	19.12%
Length of employment:	5 years	Location:	brooklyn, NY

Home town:	brooklyn
Current & past employers:	scholastic uniforms, independence community bank
Education:	CUNY Brooklyn College

This borrower member posted the following loan description, which has not been verified:

credit card debt

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,729.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 382680

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382680	$1,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382680. Member loan 382680 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,070 / month
Current employer:	Medical Solutions of Arkansas, LLC.	Debt-to-income ratio:	14.73%
Length of employment:	2 years 1 month	Location:	Jonesboro, AR

Home town:	Honolulu
Current & past employers:	Medical Solutions of Arkansas, LLC.
Education:	Arkansas State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Personal loan

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,130.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 382687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382687	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382687. Member loan 382687 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	St. Lucie County School Board	Debt-to-income ratio:	23.77%
Length of employment:	1 year 2 months	Location:	Port St Lucie, FL

Home town:	Peekskill
Current & past employers:	St. Lucie County School Board, St. Lucie County School Board
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I am currently seeking to consolidate my credit card debt into one monthly payment, at a lower interest rate.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,581.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382694	$16,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382694. Member loan 382694 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	9.66%
Length of employment:	2 years 6 months	Location:	San Marino, CA

Home town:	Walnut Creek
Current & past employers:	Kaiser Permanente
Education:	University of Michigan, University of Pennsylvania, Harvard University

This borrower member posted the following loan description, which has not been verified:

I am undertaking a fairly large home improvement project: add a master suite, 2 bathrooms, and expand the family room. The total cost of this project is about $200K. I am putting in $175K of my own funds. The current value of the home is $1.2M. Like many people these days, I don't have much equity in my home from which to borrow. I have been having trouble borrowing from traditional financial institutions. I hope Lending Club can help. I have been continuously employed in the same profession since finishing graduate school 16 years ago. Monthly income is over $35,000. Monthly mortgage payment $6500. Monthly auto payment $592. Other monthly debt payment $2000.

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$255,805.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382696	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382696. Member loan 382696 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	USDA Farm Service Agency	Debt-to-income ratio:	21.69%
Length of employment:	14 years	Location:	McIntosh, SD

Home town:	Hettinger
Current & past employers:	USDA Farm Service Agency, Self Meat Goat Rancher
Education:	Western Dakota Vo Tec, Eastern Wyoming College, South Dakota State University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card loans that i am paying high interest rates.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$17,742.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382709	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382709. Member loan 382709 was requested on March 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	american insulated wire	Debt-to-income ratio:	3.84%
Length of employment:	22 years	Location:	Pawtucket, RI

Home town:
Current & past employers:	american insulated wire
Education:

This borrower member posted the following loan description, which has not been verified:

home improvement

A credit bureau reported the following information about this borrower member on March 6, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,665.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382739	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382739. Member loan 382739 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Alacriti, Inc	Debt-to-income ratio:	11.44%
Length of employment:	1 year 5 months	Location:	North Brunswick, NJ

Home town:
Current & past employers:	Alacriti, Inc, Loehmann's
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Will be used to pay off high interest credit cards. I'm a college graduate who has been working at an IT company for over a year. I went into the work force as soon as I graduated because I wanted to get a jump start on my career. I'm currently a part time worker but have been offered a full time position with the company and will be a full time employee starting in May =) I love my job and career path I have chosen. Everything is going smoothly, except for the debt aspect. As a student I managed to accrue some debt. I had classes, books, et... to pay for and the credit cards were my means of funding. Unfortunately, the interest rates have skyrocketed and I just can't seem to be able to pay it down. I always pay more than the minimum required but it does not seem to make a dent. One credit card has a large balance and a very high interest rate and more than 1/2 of the monthly payment is wiped out by the interest rate fee. Please help me stop this vicious cycle. I am a responsible individual with good credit history, always pay on time and a stable job. My income will increase starting in May and even now there is no problems with me making the required monthly payments at all. I just need some help in getting myself on my feet and charging into a brighter future. Please consider me for this loan and I will be extremely grateful. Thank you.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,389.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382764

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382764	$2,100	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382764. Member loan 382764 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Ayhans Shish Kebab	Debt-to-income ratio:	0.00%
Length of employment:	6 years	Location:	Bethpage, NY

Home town:	Rockville Centre
Current & past employers:	Ayhans Shish Kebab
Education:	Hofstra University, Heritage Flight Academy - Private Pilot

This borrower member posted the following loan description, which has not been verified:

Purchase of 17' Crabbing boat for the summer.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$312.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382773	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382773. Member loan 382773 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Knoll Manor Assoc. of NY	Debt-to-income ratio:	15.85%
Length of employment:	12 years 4 months	Location:	SPRING VALLEY, NY

Home town:	Herne
Current & past employers:	Knoll Manor Assoc. of NY, Shopping Center Digest
Education:

This borrower member posted the following loan description, which has not been verified:

I want to lower my monthly payout.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,002.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382802	$9,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382802. Member loan 382802 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Fairfield Residential	Debt-to-income ratio:	16.45%
Length of employment:	9 months	Location:	ABINGTON, MA

Home town:	Whitman
Current & past employers:	Fairfield Residential
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I want to pay off all credit cards in one monthly payment. I think it is more beneficial for accounting purposes. I also want to see that the debt is going to be paid off within a specified term.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,614.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382823	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382823. Member loan 382823 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	ritz carlton	Debt-to-income ratio:	11.18%
Length of employment:	10 years	Location:	ORLANDO, FL

Home town:	queens
Current & past employers:	ritz carlton
Education:	Barry University

This borrower member posted the following loan description, which has not been verified:

to pay bills

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,412.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382825	$10,500	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382825. Member loan 382825 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	ING	Debt-to-income ratio:	9.97%
Length of employment:	5 years 8 months	Location:	Spotswood, NJ

Home town:	Spotswood
Current & past employers:	ING, Citistreet
Education:	Middlesex County College

This borrower member posted the following loan description, which has not been verified:

With this loan I am going to pay my credit card debt and car. I would love to consolidate what I owe and make one monthly payment to the Lending Club. This will free up alot of funds to make a major home purchase within the next 3 years. Thank You Daniel Groza

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,039.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382830	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382830. Member loan 382830 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,500 / month
Current employer:	Kauai scuba center	Debt-to-income ratio:	9.69%
Length of employment:	1 year 3 months	Location:	Brownsville, OR

Home town:	Salt Lake City
Current & past employers:	Kauai scuba center, Phillip products
Education:	Trade College

This borrower member posted the following loan description, which has not been verified:

We are a Scuba Diving Company. In July of 2008 we aquired two other scuba diving company's. We would like to purchase new diving equipment. The equipment has a 2-3 year average life span. We would also like to have some extra capitol to further expand our adventure.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,533.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382835	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382835. Member loan 382835 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	PALM BEACH GARDENS MED CTR	Debt-to-income ratio:	4.73%
Length of employment:	13 years 9 months	Location:	TEQUESTA, FL

Home town:	BIRKENHEAD
Current & past employers:	PALM BEACH GARDENS MED CTR
Education:	I.M. MARSH TEACHER TRAINING COLLEGE. NORTH STAFFORDSHIRE ROYAL INFIRMARY.

This borrower member posted the following loan description, which has not been verified:

i have found a great deal on a 2002 ford mustang for $6200. i need help to buy the car. i have put $500 to hold the car until i can get a loan. many thanks.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	46
Revolving Credit Balance:	$40,479.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382865	$7,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382865. Member loan 382865 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,662 / month
Current employer:	Nerve Contracting	Debt-to-income ratio:	22.13%
Length of employment:	14 years	Location:	New York, NY

Home town:	Mount Sinai
Current & past employers:	Nerve Contracting, Anasagasti JR
Education:

This borrower member posted the following loan description, which has not been verified:

paid off credit cards

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	68
Revolving Credit Balance:	$7,458.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382891	$20,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382891. Member loan 382891 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	nic gomez inc	Debt-to-income ratio:	18.97%
Length of employment:	4 years	Location:	sacramento, CA

Home town:	Sacramento
Current & past employers:	nic gomez inc, capitol auction inc, US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

i want to pay off some credit cards to get a better rate and to improve credit score

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1979	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	32
Revolving Credit Balance:	$196,841.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382894	$15,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382894. Member loan 382894 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,424 / month
Current employer:	Gloriam Healthcare	Debt-to-income ratio:	1.31%
Length of employment:	10 years	Location:	Beltsville, MD

Home town:	Kalamazoo
Current & past employers:	Gloriam Healthcare, U.S. security Associates
Education:	Saddleback College

This borrower member posted the following loan description, which has not been verified:

Loan amount will be used for wedding expenses.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$369.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382898	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382898. Member loan 382898 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,667 / month
Current employer:	Jade Holdings	Debt-to-income ratio:	14.66%
Length of employment:	8 years	Location:	Boca Raton, FL

Home town:	Patchogue
Current & past employers:	Jade Holdings, M.S. Farrell
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Need for upcoming surgery

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$281,393.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 382919

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382919	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382919. Member loan 382919 was requested on March 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Office Team	Debt-to-income ratio:	7.95%
Length of employment:	1 year	Location:	Torrance, CA

Home town:	Torrance
Current & past employers:	Office Team, Mattel Inc.
Education:	California State University Long Beach

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay off my credit card debt because they have raised the apr "due to the economy" to a high rate.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	25
Revolving Credit Balance:	$11,816.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382975	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382975. Member loan 382975 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$17,000 / month
Current employer:	Model N Inc	Debt-to-income ratio:	9.14%
Length of employment:	2 months	Location:	Princeton, NJ

Home town:
Current & past employers:	Model N Inc
Education:	Rutgers University at New Brunswick/Piscataway, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

My wife and I currently have a personal loan paying an interest rate of 15%. We owe 22k on this loan. Our intention is to put in 10k of our own money and borrow 12k to refinance the debt and pay it off over the course off over the course of 3 years. I am employed as a management consultant (working for a firm with a large backlog of work in additional to a very healthy pipeline) and my wife is a optometrist working for a very busy office. Both of us are very well educated (I am an MBA and my wife has a doctoral degree).

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,814.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383004	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383004. Member loan 383004 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	PEC Corp.	Debt-to-income ratio:	19.51%
Length of employment:	1 year	Location:	Pueblo West, CO

Home town:	Gunnison
Current & past employers:	PEC Corp., United Parcel Service
Education:	Mesa State College, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

I have three credit cards that are costing my $700 a month in fees and a car loan that is costing $409 a month. I would like to close two credit card accounts and payoff car and reduce my monthly payments.

A credit bureau reported the following information about this borrower member on January 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	38
Revolving Credit Balance:	$7,936.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383013	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383013. Member loan 383013 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	LENS	Debt-to-income ratio:	22.71%
Length of employment:	5 months	Location:	New York, NY

Home town:	Eau Claire
Current & past employers:	LENS, Aspen Institute, Open Society Institute, University of Virginia
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

My husband is 14 months away from completing a medical residency program at a hospital in New York City. We have 2 small children, and I work part-time from home. We took out loans and used low interest credit cards to help us get through medical school and the first 4 years of residency. We are now beginning to pay the cards off, slowly and miraculously. We never thought we'd see the day. The balances are, admittedly, high, but we're now getting hit with skyrocketing interest rates (18% and higher) and changes to the agreements on a daily basis. We would like to find ways of transferring the debt to lower interest accounts/loans and continue to pay down our debt, so we might qualify for a mortgage after he works as an attending physician for a few years. He is currently working at a city hospital and hopes to stay there when his residency is complete. There is very little assistance out there for residents and their families. When a resident's parents (or spouse) are unable to support fully this expensive journey through medical education, and with residents low salaries and long hours, we are looking for some help to get through the last part of a very long haul.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,267.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383107	$6,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383107. Member loan 383107 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Jani King	Debt-to-income ratio:	6.60%
Length of employment:	2 years 9 months	Location:	Lincoln Park, MI

Home town:	Michigan
Current & past employers:	Jani King
Education:	Nursing Degree

This borrower member posted the following loan description, which has not been verified:

Currently i have a personal loan at 29%. I've been making payments on time for over 15 months. I also want to pay off high interest credit cards. By getting a lower interest rate I will be able to pay off my debt faster, save money, and also improve my credit history. Please contact me for more information. Thank you

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,433.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383164	$9,925	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383164. Member loan 383164 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Beauty Mart Supplies	Debt-to-income ratio:	24.52%
Length of employment:	9 years 6 months	Location:	Snellville, GA

Home town:	Seoul
Current & past employers:	Beauty Mart Supplies
Education:	Korea University

This borrower member posted the following loan description, which has not been verified:

We have been in buisness since 1999 and since shown steady sales even during slow times. Current economic conditions gave us the opportunity to expand to a larger location within the same mall for 1/6 of the current square footage rate. This means we are able to accomodate more clients and their needs. In total, we are looking to expand our buisness size by 10 fold this summer. We forecast that we can repay the loan in less than 12 months. The funds will be used to purchase additional inventory for sale and leverage a stronger purchasing power for deep discounts from our suppliers.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,689.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383183	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383183. Member loan 383183 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-Employed ebay loan request is to start a business	Debt-to-income ratio:	14.00%
Length of employment:	14 years	Location:	Marshalls Creek, PA

Home town:	Dover
Current & past employers:	Self-Employed ebay loan request is to start a business, eBay Inc., Office Depot
Education:	Pennsylvania State University-Main Campus, Temple University, East Stroudsburg University of Pennsylvania, Northampton County Area Community College

This borrower member posted the following loan description, which has not been verified:

The loan request is in order to purchase an ultrasonic welder. I am a sports card seller on ebay who sends cards off to a company to do such a task for me (referred to as card grading). I've been sending cards there for the last 2 years and learned this trade in and out. With the purchase of this machine, I will be able to make many times of income I already make by reducing time, costs, and additionally grading other cards of others'.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,616.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383228	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383228. Member loan 383228 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Vera Reporting	Debt-to-income ratio:	5.59%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Dallas
Current & past employers:	Vera Reporting, Linda Vera
Education:	Court Reporting Institute of Dallas

This borrower member posted the following loan description, which has not been verified:

In the market to purchase a used truck. My previous truck was stolen and has not been recovered. I am not intereseted in an new vehicle and just wish to purchase a vehicle that I can pay off quickly.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,432.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383255	$6,900	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383255. Member loan 383255 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,604 / month
Current employer:	The Marco Consulting Group	Debt-to-income ratio:	6.80%
Length of employment:	2 years 3 months	Location:	Bensenville, IL

Home town:	Chicago
Current & past employers:	The Marco Consulting Group
Education:	Roosevelt University

This borrower member posted the following loan description, which has not been verified:

I am puchasing a 2003 Harley Davidson Ultra Classic motorcycle. Dealer's out the door price $13898.32. My down payment is $7,000. I am looking for financing.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	17
Revolving Credit Balance:	$9,872.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383266	$6,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383266. Member loan 383266 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Music and Arts	Debt-to-income ratio:	11.40%
Length of employment:	7 years	Location:	Gainesville, VA

Home town:
Current & past employers:	Music and Arts
Education:

This borrower member posted the following loan description, which has not been verified:

Personal Loan request

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$339.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383307	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383307. Member loan 383307 was requested on March 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Web Success	Debt-to-income ratio:	6.79%
Length of employment:	3 years	Location:	Ft. Pierce, FL

Home town:	Peru
Current & past employers:	Web Success, TC Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

We have a very profitable web design agency and are starting a new company that provides a specialized contact manager to entrepreneurs. The market is very niche and we already have customers lined up.

A credit bureau reported the following information about this borrower member on March 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,165.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383345	$7,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383345. Member loan 383345 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Kit Kat Club	Debt-to-income ratio:	21.57%
Length of employment:	2 months	Location:	SAN JOSE, CA

Home town:	Kent
Current & past employers:	Kit Kat Club, The Pink Poodle, Forever 21
Education:

This borrower member posted the following loan description, which has not been verified:

I've struggled with body image issues all my life, and I finally want to do something that will change that. I hope to get a breast augmentation with the loan I receive from this site. I've tried other loan agencies, but because of my age and lack of credit history, I was declined.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,132.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383351	$8,875	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383351. Member loan 383351 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,292 / month
Current employer:	Boeing Company	Debt-to-income ratio:	24.99%
Length of employment:	3 years 5 months	Location:	Bellevue, WA

Home town:
Current & past employers:	Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

I need to pay off my credit card which has a high interest rate.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,464.00	Public Records On File:	0
Revolving Line Utilization:	87.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383364	$14,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383364. Member loan 383364 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	The Judge Group	Debt-to-income ratio:	19.24%
Length of employment:	26 years	Location:	BLUE BELL, PA

Home town:	Norristown
Current & past employers:	The Judge Group
Education:	Villanova University, Temple University

This borrower member posted the following loan description, which has not been verified:

I'm looking to take some high interest credit cards and get it down to just one payment per month.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1968	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	72
Revolving Credit Balance:	$40,761.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383368	$9,325	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383368. Member loan 383368 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,564 / month
Current employer:	VA Hospital	Debt-to-income ratio:	20.04%
Length of employment:	1 year	Location:	Lugoff, SC

Home town:	High Point
Current & past employers:	VA Hospital, United States Marine Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Combine car loan and credit card debt

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,197.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383398	$18,225	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383398. Member loan 383398 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,917 / month
Current employer:	Mr. and Mrs. Apfelbaum	Debt-to-income ratio:	22.76%
Length of employment:	6 years	Location:	Greenwich, CT

Home town:	Valencia,Neg. Or.
Current & past employers:	Mr. and Mrs. Apfelbaum
Education:	St. Vincent's College - Philippines

This borrower member posted the following loan description, which has not been verified:

pay off car loans and credit cards and have one time payment of debt per month, for 36 months.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,407.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383452	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383452. Member loan 383452 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	ECI	Debt-to-income ratio:	11.15%
Length of employment:	6 years	Location:	Irvine, CA

Home town:	Toronto
Current & past employers:	ECI
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,755.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383515	$8,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383515. Member loan 383515 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	CBD College	Debt-to-income ratio:	4.78%
Length of employment:	8 years 2 months	Location:	Glendale, CA

Home town:	Yerevan
Current & past employers:	CBD College
Education:	Yerevan State University

This borrower member posted the following loan description, which has not been verified:

Hello everyone... After 10 long years a loving mother would like to travel overseas to visit her daughter and grandchildren . I have miss them so much ... This would be a dream vacation for me... I?m a very responsible individual. My job is secure and stable. Thank you in advance.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	47
Revolving Credit Balance:	$972.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383526	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383526. Member loan 383526 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,400 / month
Current employer:	Fourth Wall Marketing	Debt-to-income ratio:	0.59%
Length of employment:	1 year 5 months	Location:	Los Angeles, CA

Home town:	Vancouver
Current & past employers:	Fourth Wall Marketing, Polygon Homes, Real Estate Board of Greater Vancouver
Education:	Yale University, Stanford University

This borrower member posted the following loan description, which has not been verified:

I'm setting up a home office to build up a side business in addition to my day job as a marketing communications manager. I'm looking to buy office furnishings and a new computer. I'll be doing web writing, as there is a lot of demand right now, and I've made a good additional income doing this in the past. I have strong credit (745 FICO last time I checked) but would prefer not to use credit cards for these purchases. I am very responsible and have never made late payments on credit cards or loans. I anticipate paying this loan off in 12-18 months, no more.

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$630.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383564	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383564. Member loan 383564 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Crozer Hospital	Debt-to-income ratio:	8.28%
Length of employment:	1 year	Location:	middletown, DE

Home town:	Wilmington
Current & past employers:	Crozer Hospital, glasgow medical aid unit, mercy hospital of philadelphia
Education:	Drexel University

This borrower member posted the following loan description, which has not been verified:

looking for 6000 dollars to purchase a big item...

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	10
Revolving Credit Balance:	$13,841.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383639	$8,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383639. Member loan 383639 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,858 / month
Current employer:	UCSF	Debt-to-income ratio:	5.94%
Length of employment:	10 years 4 months	Location:	daly city, CA

Home town:
Current & past employers:	UCSF
Education:

This borrower member posted the following loan description, which has not been verified:

We'll here's the skinny I'm a single mom of two 12 and 7 years old. Everything around me is increasing except my salary. I try my best to pay off debt but with interest rates so high it's hard to get it paid down. I feel having everything on one bill will improve my monthly budget and a lower interest rate will free up money faster for my kids future. Thanks

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,134.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383733	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383733. Member loan 383733 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Loyola University New Orleans	Debt-to-income ratio:	11.86%
Length of employment:	12 years 3 months	Location:	New Orleans, LA

Home town:	newton
Current & past employers:	Loyola University New Orleans, University of New Orleans
Education:	The University of West Florida

This borrower member posted the following loan description, which has not been verified:

I am interested in purchasing a 2006 Harley Davidson Dyna Super Glide with 9,000 miles and an excellent maintenance history. I expect to be able to pay the loan off within two years.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,166.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383745	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383745. Member loan 383745 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	EquiLend	Debt-to-income ratio:	5.02%
Length of employment:	3 years 8 months	Location:	East Northport, NY

Home town:	East Northport
Current & past employers:	EquiLend, Deutsche Bank, Mizuho Trust & Banking
Education:	Concordia College-Bronxville

This borrower member posted the following loan description, which has not been verified:

I am opening up a small burger/hotdog restaurant in Long Island, NY. My brother & I am seeking funding for the construction costs.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,253.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 383747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383747	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383747. Member loan 383747 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Torii, LLC	Debt-to-income ratio:	10.34%
Length of employment:	9 years 1 month	Location:	Overland Park, KS

Home town:	Saint Louis
Current & past employers:	Torii, LLC, Health Midwest, Saint John's Mercy Medical Center, Owens-Illinois
Education:	Washington University, Southern illinois Univesity

This borrower member posted the following loan description, which has not been verified:

Need loan to purchase a Performance and Payment Bond for project

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1975	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,990.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 383751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383751	$3,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383751. Member loan 383751 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	Home Depot	Debt-to-income ratio:	17.28%
Length of employment:	1 year 1 month	Location:	Lubbock, TX

Home town:	Waco
Current & past employers:	Home Depot
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am wanting this loan to purchase a used '99 Honda CBR 600 F4i.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383765	$9,500	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383765. Member loan 383765 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Missouri Army National Guard	Debt-to-income ratio:	9.43%
Length of employment:	10 years	Location:	CENTERTOWN, MO

Home town:	Oklahoma City
Current & past employers:	Missouri Army National Guard, Graf and Sons
Education:	Moberly Area Community College

This borrower member posted the following loan description, which has not been verified:

I have finished construction on my house. I have taken my mortgage up to 80% of the appraised value, and need $9500.00 to finish paying for materials. Rather than do a long-term loan, I want something short-term I can pay off in less than five years.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,081.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 383777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383777	$7,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383777. Member loan 383777 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	TM Floyd	Debt-to-income ratio:	7.04%
Length of employment:	1 year 3 months	Location:	Columbia, SC

Home town:
Current & past employers:	TM Floyd
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I am purchasing a primary resident home in Oviedo, FL and I have some cash but not enough to cover the total closing cost on the house.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383784	$8,100	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383784. Member loan 383784 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	United States Military	Debt-to-income ratio:	22.71%
Length of employment:	42 years	Location:	KILLEEN, TX

Home town:	Fort Smith
Current & past employers:	United States Military, United States Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

I currently have to many loans and unsecured debt that are current-I am not behind just need to lower my payments.

A credit bureau reported the following information about this borrower member on February 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$16,194.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383789	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383789. Member loan 383789 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	HERITAGE CADILLAC	Debt-to-income ratio:	12.94%
Length of employment:	1 year 8 months	Location:	Griffin, GA

Home town:	naperville
Current & past employers:	HERITAGE CADILLAC, abra auto body
Education:	college of dupage

This borrower member posted the following loan description, which has not been verified:

This loan will b e used partially to reconsolidate debt and to be used toward a wedding.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$923.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383809	$8,450	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383809. Member loan 383809 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Spring Wireless	Debt-to-income ratio:	19.65%
Length of employment:	4 months	Location:	Bountiful, UT, UT

Home town:	Salt Lake City
Current & past employers:	Spring Wireless, Restorlife, LLC
Education:	Utah Valley State College

This borrower member posted the following loan description, which has not been verified:

We are launching a energy drink business: Visit www.godaddyenergy.com and www.godaddyenergy.com/new We have 50,000 bottles of GoDaddy Energy Shots ready to go. We need a little capital to pay deposits on call center, Internet marketing partner, text messaging partner, Itex Trading partner, offices, warehouse, utility deposits.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,750.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383814	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383814. Member loan 383814 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	MURPHY	Debt-to-income ratio:	15.77%
Length of employment:	7 years	Location:	MINGO JUNCTION, OH

Home town:
Current & past employers:	MURPHY
Education:

This borrower member posted the following loan description, which has not been verified:

This will take care of some extra expenses I have occured while taking care of my mother. I'm great with my savings/retirement and money in general and in three years I will be debt free. Great for me!!

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	64	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,557.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 383816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383816	$2,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383816. Member loan 383816 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	StoneBrook Manor	Debt-to-income ratio:	24.63%
Length of employment:	8 years	Location:	Hyde Park, PA

Home town:	Jeannette
Current & past employers:	StoneBrook Manor
Education:	Westmoreland County Community College

This borrower member posted the following loan description, which has not been verified:

I am looking for $3,000.00 to help consolidate my debts. I work full time and go to school, so I would like to pay off as many debts as I can. I would use the money to help pay for school and pay off credit cards.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,101.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383817	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383817. Member loan 383817 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Self Employed	Debt-to-income ratio:	22.18%
Length of employment:	7 years 3 months	Location:	San Diego, CA

Home town:
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, I work as a computer consultant and help people and companies create custom software. Some months ago just about all of my clients have frozen their budgets and our projects. Since then, cash flow has trickled. We are in the midst of a marketing cycle and are generating new business. And while this is happening, I find that I need help in keeping the wolf out the house. Our clients are beginning to move again and the stimulus package will be generating new projects moving forward. I am requesting help to stay afloat during this low tide. With this money I will pay my bills, which have already extended me much help and leniency. Things like phones, car insurance, and utilities will be paid first. Then all of my maxed out credit cards will be paid next. Then I will pay my car bills which are 3 months delayed. I will also look into changing my car for something much more sustainable. If you can help, I thank you in advance. And if you can't help, I thank you for reading. I wish you joy, Mike

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,749.00	Public Records On File:	1
Revolving Line Utilization:	41.70%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383826	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383826. Member loan 383826 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Transportation Security Administration	Debt-to-income ratio:	11.95%
Length of employment:	2 years 4 months	Location:	VAN NUYS, CA

Home town:	Philadelphia
Current & past employers:	Transportation Security Administration, US Army, Mann Theaters, Ultimate Electronics, Foot Action, Burger King, K mart, University of Colorado
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off the outstanding balances on 4 lines of credit: $3099 on a Macy's Visa, $877 on a Macy's store credit, $1755 on a Washington Mutual Visa, and $868 on a Dell Financial Services line of credit remaining from a computer purchase. The remainder will go toward what I owe to the State of California for my 2008 income tax.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	76
Revolving Credit Balance:	$3,517.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383845

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383845	$7,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383845. Member loan 383845 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cleanpak	Debt-to-income ratio:	6.66%
Length of employment:	16 years	Location:	PORTLAND, OR

Home town:	Medford
Current & past employers:	cleanpak, dc doors
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

To upgrade to a better car. purchase a vehicle with this loan.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383851	$11,100	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383851. Member loan 383851 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Olsen Construction Services, LLC	Debt-to-income ratio:	21.27%
Length of employment:	3 months	Location:	Petoskey, MI

Home town:	Humbolt
Current & past employers:	Olsen Construction Services, LLC, Birchwood Construction Co.
Education:	Ferris State University

This borrower member posted the following loan description, which has not been verified:

I have been in the construction industry for 24 years and have my state licenses in Construction, Mechanical, Plumbing, and boiler installations. I have been layed off from my job and have lots of customers needing work but need tools, a truck and equipment to get started, i have put 12k of my money into the company and need 15k for working capital for the next 3 months, and to asure i have the money when it comes time to hire more employees, which looking at the bids we have out will be in the next two months. Hope you can help, my credit score is 743.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,589.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 383869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383869	$8,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383869. Member loan 383869 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,833 / month
Current employer:	n/a	Debt-to-income ratio:	1.05%
Length of employment:	4 years	Location:	LOS GATOS, CA

Home town:	New York
Current & past employers:
Education:	Mount Holyoke College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to buy a Honda Prius!

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,009.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383913	$16,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383913. Member loan 383913 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Newell Rubbermaid	Debt-to-income ratio:	20.54%
Length of employment:	10 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Newell Rubbermaid
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate 4 credit cards into one fixed payment

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,124.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383914	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383914. Member loan 383914 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Self and part of Consultant Groups	Debt-to-income ratio:	14.59%
Length of employment:	2 months	Location:	Atlanta, GA

Home town:	Dayton
Current & past employers:	Self and part of Consultant Groups, Eli Lilly and Company, UCB, Inc.
Education:	University of Notre Dame, University of South Alabama College of Medicine

This borrower member posted the following loan description, which has not been verified:

I am a physician who is starting a freelance consulting and medical writing business. I have a positive net worth around 60,000 dollars but need capital for expenses such as travel, computer equipment, etc. I have already secured over 4000 dollars worth of accounts receivable in less than a month and am receiving pay from my prior employer until the end of March. Furthermore, I have already been invited to join 4 separate networks of consultants, so I am confident in my ability to generate significant revenue in 2009 as the medical/pharmaceutical industry is constantly growing.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$152.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383918	$6,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383918. Member loan 383918 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Sales Performance Associates LLC	Debt-to-income ratio:	3.24%
Length of employment:	3 months	Location:	Roswell, GA

Home town:	Roanoke
Current & past employers:	Sales Performance Associates LLC, FRONTLINE Selling LLC, The Complex Sale, Associated Press Broadcast Technology
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

This loan will be used to launch a new tactical marketing and sales consulting services business specifically focused on companies selling media technology hardware, software and services. This financing round will be used to fund completion of the firm?s website, production of business development collateral materials and attendance at the upcoming National Association of Broadcasters convention in Las Vegas in April. The media technology space is undergoing dramatic changes and most of the 2,000 companies that serve the industry have never engaged in a serious assessment of their tactical marketing, sales management and sales processes and methods. I successfully delivered similar services in 2006 and 2007. In the intervening two years, I have been working toward launch of this venture. I have developed a comprehensive service offering called ?media technology sales conditioning? that will generate between $15K and $30K per client engagement per year. I anticipate that the firm will secure between four and eight client engagements within six months. Many of these engagements will be advanced toward closure in meetings with media technology companies during the NAB show.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,624.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383924	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383924. Member loan 383924 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	UBS Financial Services	Debt-to-income ratio:	16.58%
Length of employment:	2 years 6 months	Location:	Bronx, NY

Home town:	New York
Current & past employers:	UBS Financial Services
Education:	Hobart William Smith Colleges

This borrower member posted the following loan description, which has not been verified:

I want to buy a small diner that is for sale in wealthy neighborhood in NY. I am working with a broker and found a really nice diner in a very nice area. It is a well established restaurant earning $6,000/week for breakfast and lunch with the potential for monetary growth. Once, I received the information from the broker about the restaurant, I visited the restaurant and ate there. I really enjoyed the food and the service was great! The place was almost full and there was a diverse crowd. The current owner recently began a Sunday breakfast and is adding a dinner menu. Although the primary sales are from food, an application for a liquor license has also been submitted which will improve monetary sales. I honestly believe that this place can do a lot better with more advertising. There are three colleges nearby and the current owner have not taken advantage of it. I will use social networks such as facebook.com, myspaces.com and others as well as special discounts and WIFI internet connection to attract the college crowd. The restaurant has a website, but does not offer online orders. I will change the website so people in the area can also order online. The restaurant has great reviews online already which should bring customers to the restaurant. I will also increase the amount of advertising in local papers and distribute leaflets to attract more customers. I will update the menu and offer more food. This restaurant has a successful operation records and the place was established in 1986. The area is surrounded by really nice houses, many offices, a mall, and plenty of parking. I drove around and this is definitely a wealthy neighborhood and people can afford to eat out on a regular basis at a restaurant like this one. Facilities: 2050 SF plus a full basement. The restaurant cans seats 65 in the dining room. About me: I graduated from Hobart and William Smith Colleges in upstate New York (www.hws.edu) with a major in Economics and a minor in International Relations. My educational background, personal experience and career interests has equipped me with the tools to run this business. It has always been my dream to own and run a business and this is a great starter place. I am confident that I can successfully bring this business to the next level. I am currently working as Legal Assistant at a large Financial Company. I am quite accomplished in dealing with a diverse group of individuals from a wide array of backgrounds. My current salary can cover the loan in case the restaurant does not produce what I am projecting.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$757.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383926

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383926	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383926. Member loan 383926 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Haldex	Debt-to-income ratio:	15.27%
Length of employment:	10 years 3 months	Location:	Ann Arbor, MI

Home town:	Odorhei
Current & past employers:	Haldex
Education:	University of Brasov, Romania and Lund, Sweden

This borrower member posted the following loan description, which has not been verified:

Loan in the amount of $34,000 needed to pay off credit card debt.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,285.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383930	$7,550	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383930. Member loan 383930 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,708 / month
Current employer:	Best Buy	Debt-to-income ratio:	18.03%
Length of employment:	4 years	Location:	Spotsylvania, VA

Home town:	Spotsylvania
Current & past employers:	Best Buy, Regal Entertainment Group
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I am consolidating credit card debt along with paying off my car loan. I am also using part of the money to pay for my divorce and custody case.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,950.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383945	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383945. Member loan 383945 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	The Next Idea llc	Debt-to-income ratio:	10.98%
Length of employment:	6 years 2 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	The Next Idea llc, Panera Bread, Safeway Inc., Planet Hollywood
Education:	Hotel & Catering Inst., Canterbury University

This borrower member posted the following loan description, which has not been verified:

We have the opportunity to Brand and sell a new program which is essentially a Facebook for businesses. The program is sophisticated and very user friendly, incluidng a variety of unique applications. The cost to put this service on our website is $5,000. We will generate revenues from the program quite quickly and subscriptions are paid monthly. Our business site address is: www.thnextidea.net

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,454.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383960	$18,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383960. Member loan 383960 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	JDK Business Automation	Debt-to-income ratio:	7.89%
Length of employment:	3 years 2 months	Location:	Sugar Land, TX

Home town:
Current & past employers:	JDK Business Automation
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Wedding Expenses

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,505.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383961	$9,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383961. Member loan 383961 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	Resort Nursing Home	Debt-to-income ratio:	9.25%
Length of employment:	4 years	Location:	rego park, NY

Home town:	Rego Park
Current & past employers:	Resort Nursing Home, Oceanview Nursing Home, First Med
Education:	SUNY Delhi

This borrower member posted the following loan description, which has not been verified:

I wish to pay off my high interest credit card and have some needed dental work done

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,050.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 383978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383978	$19,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383978. Member loan 383978 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	VACC, Inc.	Debt-to-income ratio:	16.25%
Length of employment:	2 years 1 month	Location:	SAN FRANCISCO, CA

Home town:	Falls Church
Current & past employers:	VACC, Inc., Schlumberger Ltd., Ford Motor Company, Pratt & Whitney Jet Engines
Education:	MIT (Massachusetts Institute of Technology), Penn State University - University Park Campus

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt from 3 different credit cards. I have one American Express One credit card and two Bank of America credit cards. The approximate total debt for these three cards is $22,000. I have been paying beyond the amount due for each credit card for approximately 6 months now but the APR rate has steadily increased lately. Now I am paying high interest on three cards and would like to consolidate the debt so that I can pay off the debt within 1~2yrs and avoid tripling my interest payments. As my credit report will show, I have not been late on any credit card payments. I have a bachelor's degree and masters degree and I have been employed with one company for two years right after graduate school. I am relocating from CA to TX for a lead product development engineer at well-recognized engineering company.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	75
Revolving Credit Balance:	$15,923.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383986

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383986	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383986. Member loan 383986 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Silicon Valley Community Newspapers	Debt-to-income ratio:	15.08%
Length of employment:	1 year 3 months	Location:	Santa Clara, CA

Home town:	San Jose
Current & past employers:	Silicon Valley Community Newspapers, Wells Fargo Home Mortgage, Washington Mutual
Education:	Foothill-De Anza Community College District, San Jose State University

This borrower member posted the following loan description, which has not been verified:

I am looking to obtain a low interest loan to consolidate my current credit card debt. This will allow me to pay off my outstanding credit card debt and lower my monthly obligations. I am aiming to be debt free and have more money available to invest and save.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$7,585.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 383996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383996	$4,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383996. Member loan 383996 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	State of California	Debt-to-income ratio:	5.70%
Length of employment:	1 year	Location:	Sacramento, CA

Home town:	Sacramento
Current & past employers:	State of California, Koinonia Foster Homes, AseraCare Hospice
Education:	UC Santa Barbara, Fuller Theological Seminary in California, Sierra College

This borrower member posted the following loan description, which has not been verified:

I want to use this toward a down payment on a home.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,549.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384008	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384008. Member loan 384008 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	University of California, Santa Cruz	Debt-to-income ratio:	6.48%
Length of employment:	2 years 6 months	Location:	Santa Cruz, CA

Home town:	Los Angeles
Current & past employers:	University of California, Santa Cruz
Education:	California Institute of Technology (Caltech)

This borrower member posted the following loan description, which has not been verified:

Hello, I have found a profitable hedge on the stock market that I would like to borrow your money to perform. I won't tell you what it is because that would give away my edge. Sorry. I have tested the model and accounted for risk. I back tested the trade as well as tested that it could be performed through a virtual account and shown that I can consistently beat a yield asked for here by a decent margin. This is a hedge and doesn't make any assumption on whether the market is going up or down. I would like this loan because I don't think this arbitrage will exist forever and I want to take maximum advantage of it. Thank you for your time.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384020	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384020. Member loan 384020 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Reading School District	Debt-to-income ratio:	13.75%
Length of employment:	n/a	Location:	Reading, PA

Home town:	Hamburg
Current & past employers:	Reading School District
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan of $12,000 for the expenses involved in planning my wedding.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,123.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384060	$18,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384060. Member loan 384060 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,442 / month
Current employer:	Information Technology Partners	Debt-to-income ratio:	14.42%
Length of employment:	6 months	Location:	Joliet, IL

Home town:
Current & past employers:	Information Technology Partners, General Dynamics
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

Quite simple- want to use the proceeds to find the down payment on the house two doors down from mine. It is HUD owned and they want 20% down, but the asking price is very attractive. Currently earning $72,500 salary in the very stable IT field as a Senior Systems Engineer. Also getting $2,400/mo in rental income from two previously owned homes that I just counldnt bring myself to sell. Very low debt in consideration of income.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,781.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384083	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384083. Member loan 384083 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	eSpindle Learning	Debt-to-income ratio:	20.07%
Length of employment:	5 years	Location:	Sebastopol, CA

Home town:	Frankfurt
Current & past employers:	eSpindle Learning, AromaLand
Education:	DePaul University, Excelsior College, Thomas Edison State College, Technische Universitaet, Freie Universitaet

This borrower member posted the following loan description, which has not been verified:

One of my cards hiked my rate despite regular payments and unchanged credit score, so I want out.

A credit bureau reported the following information about this borrower member on February 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,260.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384111	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384111. Member loan 384111 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,521 / month
Current employer:	bapitist hospital	Debt-to-income ratio:	12.17%
Length of employment:	18 years	Location:	MONTGOMERY, AL

Home town:	MONTGOMERY
Current & past employers:	bapitist hospital, BAPITIST MEDICAL
Education:	Troy State University at Montgomery

This borrower member posted the following loan description, which has not been verified:

NEED LOAN TO REBUILD MY ALREADY WONDERFUL HOME

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	23
Revolving Credit Balance:	$23,864.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384114	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384114. Member loan 384114 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,333 / month
Current employer:	Infinity Designs, Inc.	Debt-to-income ratio:	7.28%
Length of employment:	6 years	Location:	Birmingham, AK

Home town:	Jemison
Current & past employers:	Infinity Designs, Inc., Union Camp
Education:	University of Montevallo

This borrower member posted the following loan description, which has not been verified:

I NEED MONEY TO PAY OFF SEVERAL SMALL LOANS AND CONSOLIDATE THEM INTO ONE LOAN.

A credit bureau reported the following information about this borrower member on February 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	50
Revolving Credit Balance:	$50,381.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384119	$8,400	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384119. Member loan 384119 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Trophies Plus	Debt-to-income ratio:	19.13%
Length of employment:	5 years 4 months	Location:	Templeton, IL

Home town:	hampton
Current & past employers:	Trophies Plus, Discovery Toys Consultant
Education:	Ellsworth Community College

This borrower member posted the following loan description, which has not been verified:

Our child has some medical needs he needs braces, walker, and our insurance is fighting on this we have to also put a ramp into the home.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,474.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384126	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384126. Member loan 384126 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	AIT	Debt-to-income ratio:	15.22%
Length of employment:	1 year 2 months	Location:	Opelika, AL

Home town:
Current & past employers:	AIT
Education:	Indiana University-Bloomington, Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

We are a Green Construction company with cashflow problems. Regular contractors owe the Company over 40,000$ and are making consistent payments. A short-term loan would allow us to purchase Green chemicals. This guarentee steady with other contractors while we are waiting to be paid. This would be a personal loan. I have an excellent personal credit history, over 750 FICO score and income independent of the construction company.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,881.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384141	$2,500	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384141. Member loan 384141 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,416 / month
Current employer:	U.S. Department of Education	Debt-to-income ratio:	0.39%
Length of employment:	7 years 2 months	Location:	Alexandria, VA

Home town:	Montreal
Current & past employers:	U.S. Department of Education, University of Pittsburgh, KRA Corporation, Macro International
Education:	University of Miami, University of Illinois at Urbana-Champaign, University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

My credit rating is very good at 783 but I need to pay an international lawyer and a domestic lawyer to help address a situation my family is facing. The international lawyer will not take a standard credit card because he is in Brazil

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,498.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384150

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384150	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384150. Member loan 384150 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	M&T Bank	Debt-to-income ratio:	10.39%
Length of employment:	1 year 8 months	Location:	Pittsford, NY

Home town:	Rochester
Current & past employers:	M&T Bank, Omaha Public Schools
Education:	University of Nebraska at Kearney

This borrower member posted the following loan description, which has not been verified:

This loan would be used to purchase a used vehicle, pay off credit card debt, and some minor home repairs.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,736.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384153	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384153. Member loan 384153 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	msbc cleaning services, llc	Debt-to-income ratio:	5.51%
Length of employment:	2 years 1 month	Location:	dearborn, MI

Home town:
Current & past employers:	msbc cleaning services, llc, ansara corporation
Education:

This borrower member posted the following loan description, which has not been verified:

to buy a car

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,623.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384181	$9,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384181. Member loan 384181 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Commerce Bank of WA	Debt-to-income ratio:	24.92%
Length of employment:	6 years 4 months	Location:	Seattle, WA

Home town:	Spofford
Current & past employers:	Commerce Bank of WA
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate by credit card debt. I am current on all on my accounts and would like to lower what I am paying a month. Thanks.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,336.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384199	$12,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384199. Member loan 384199 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Army	Debt-to-income ratio:	0.28%
Length of employment:	4 years	Location:	ANDERSON, CA

Home town:	Santa Monica
Current & past employers:	Army
Education:	Emby Riddle Aeronautical University Online

This borrower member posted the following loan description, which has not been verified:

I need a loan for a motorcycle. I have 6000 to put down, and im in the Army and can make payments on time every month.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384201	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384201. Member loan 384201 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.70%
Length of employment:	2 years 1 month	Location:	PHILADELPHIA, PA

Home town:	Rochester
Current & past employers:
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am attempting to pay off all of my credit card debt as well as part of my student loan debt. Any and all help will be tremendously appreciated.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,442.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384203	$5,750	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384203. Member loan 384203 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Bend La-Pine School District	Debt-to-income ratio:	19.60%
Length of employment:	1 year	Location:	Bend, OR

Home town:
Current & past employers:	Bend La-Pine School District, Marshall High School
Education:	Simpson University

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off the rest of the loan on my car and two credit cards. I would like to pay one lump sum for all three instead of three high interest loans. If I get a teaching job by fall 2009 I will be able to increase the payments. I have a job with a school district now and it is consistent and secure. It is part time though and having these three payments take a big portion of my paycheck.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	16
Revolving Credit Balance:	$9,529.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384222

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384222	$3,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384222. Member loan 384222 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	PhilRubio Design and Photography	Debt-to-income ratio:	11.62%
Length of employment:	1 year 8 months	Location:	Hughson, CA

Home town:	Modesto
Current & past employers:	PhilRubio Design and Photography, Guitar Center, Levi's
Education:	Santa Monica College, California College of the Arts

This borrower member posted the following loan description, which has not been verified:

I have been a graphic designer and photographer for 2 years now. I love the work that I do. I have heart, dedication, passion, and most importantly I have experience. I've been able to create a name for myself through all the experiences that have shaped me. I've now taken what I know and have started my own design studio. This loan will be used to purchase new gear that will help me to complete higher quality work and compete with bigger design studios while offering the clients I serve more expediant service in getting their work out the world. $3,500 will go to: 1 Laptop 1 Digital camera Photography accessories (filters, reflectors, memory cards, etc.) I have done the research and found the prices and products needed that fit my budget, while leaving a few hundred dollars for the need of unsuspected accessories in the future. This loan will help me to get what I need to be competitively creative today and for the future. Design helped me to break out of a passive life style and become active in the process of setting and achieving future goals. Help me to help others make their dreams come true through design. Phillip Rubio - Designer, Photographer

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,189.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384227	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384227. Member loan 384227 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Symantec Corp.	Debt-to-income ratio:	20.10%
Length of employment:	5 years 1 month	Location:	springfield, OR

Home town:	Rochester
Current & past employers:	Symantec Corp., Boys Scouts of America
Education:	Federal University of Pernambuco,Recife,Brazil

This borrower member posted the following loan description, which has not been verified:

I own 13000 to bank of america and 7000 to citicard mastercard in debits with these banks and would like to get a better interest rate and consolidate them.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,316.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384254	$14,675	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384254. Member loan 384254 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,925 / month
Current employer:	Accel	Debt-to-income ratio:	21.91%
Length of employment:	10 years 5 months	Location:	Friendswood, TX

Home town:	Houston
Current & past employers:	Accel
Education:

This borrower member posted the following loan description, which has not been verified:

Home improvement project to gain resale value.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$615.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 384274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384274	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384274. Member loan 384274 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Network Identity, Inc.	Debt-to-income ratio:	20.30%
Length of employment:	9 years 9 months	Location:	BARRINGTON, IL

Home town:	Alexandria
Current & past employers:	Network Identity, Inc.
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I would like to borrow $20,000 so that I can pay off my credit card debt with a single monthly payment that has a fixed, low interest rate and payment schedule.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,180.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382884	$20,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382884. Member loan 382884 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	20.35%
Length of employment:	4 years 7 months	Location:	El Mirage, AZ

Home town:	Phoenix
Current & past employers:	Self Employed, Temple-Inland
Education:

This borrower member posted the following loan description, which has not been verified:

We have recently started a rental business of ATV/Rhrino/Jetski: R&R Romers Rentals. We started the business in November 2008. We would like to expand the business by purchasing Jetskis as the hot season is almost upon us. We are also turning down requests for the Jetskis already. Our website is: RomersRentals.com.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,285.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384276	$3,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384276. Member loan 384276 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	City of Boca Raton	Debt-to-income ratio:	13.50%
Length of employment:	9 years 4 months	Location:	Greenacres, FL

Home town:	Hialeah
Current & past employers:	City of Boca Raton, City of Ft. Pierce
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to purchase motorcycle.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	80
Revolving Credit Balance:	$18,695.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384327	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384327. Member loan 384327 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Department of Homeland Security (DHS)	Debt-to-income ratio:	22.22%
Length of employment:	6 years 9 months	Location:	Mission, TX

Home town:
Current & past employers:	Department of Homeland Security (DHS)
Education:	The University of Texas at San Antonio

This borrower member posted the following loan description, which has not been verified:

Buying a dirt bike

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	65
Revolving Credit Balance:	$37,335.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 384336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384336	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384336. Member loan 384336 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Airetek Service LLC	Debt-to-income ratio:	15.88%
Length of employment:	1 year	Location:	GREENCASTLE, PA

Home town:	Chambersburg
Current & past employers:	Airetek Service LLC, Darwin R. Martin Electrical
Education:

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,532.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384355	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384355. Member loan 384355 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Major Auto Group	Debt-to-income ratio:	4.62%
Length of employment:	17 years	Location:	BROOKLYN, NY

Home town:	governor island
Current & past employers:	Major Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

I owe to IRS and State . This loan will greatly help my situation.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$7,956.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384367

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384367	$19,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384367. Member loan 384367 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,317 / month
Current employer:	ITT Corporation	Debt-to-income ratio:	9.45%
Length of employment:	1 year 8 months	Location:	Chandler, AZ

Home town:	Phoenix
Current & past employers:	ITT Corporation, Intel
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I have never missed a payment in my life. I am seeking to reduce the number of payments I have to make to various credit card companies. I can afford the payments I have now and I am in no trouble of missing my debts. I am only seeking to simplify how I pay. I am willing to pay the interest on a loan for this convenience. Kyle Gilsdorf

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,898.00	Public Records On File:	0
Revolving Line Utilization:	39.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 384446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384446	$15,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384446. Member loan 384446 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,150 / month
Current employer:	Arizona Painting Company	Debt-to-income ratio:	15.59%
Length of employment:	2 months	Location:	Chandler, AZ

Home town:	Grand Haven
Current & past employers:	Arizona Painting Company, The Painting Company
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

I would like to use this money to finance a new business I have developed. My Background and current business: I have been in the painting business for over 5 years now. I own Arizona Painting Company (http://www.tpcaz.com). I currently employ 7 painting crews and have a steady weekly sales volume of $25,000 with a net profit of $4000---we are busier than ever! I am looking for a loan to develope a website related to the painting business. I want to create a site where I can bring homeowners and painting companies together on one medium where homeowners can get free estimates online and painting companies can bid on jobs online. This is a very easy thing for painting companies to do as we do not need to see the home to price it out we just need to know the size of their home. This will also save the homeowner time in getting free bids without taking time out of their day. This will be very popular with homeowners as I have to give "over the phone bids" all the time with my current busiess because people do not have time. Profit Projections: Currently in Phoneix I use Google adwords to drive customers to my website. I currently spend approximately $1000/month to advertise with Google, this generates approximately 600 visits to my website per month, turning into 25 monthly requests for painting estimates. I plan to use this same theory to drive 25 monthly requests on this new website www.freepaintingbids.com. I am going to start in 1 city very similar to Phoeix so I will get very similar results but I don't compete with myself. I will then call the local painting companies (250+ companies in the city I found), charge a monthly fee of $250/company allowing them to bid on 25 jobs. I believe easily I will be able to get 10 companies to join. This will create a monthly net profit of $1500. Once I perfect this in the first city I will then expand to other cities. These projections are very conservative in what I believe I will be able to accumulate. The website is going to take around $10,000 to develope with the advanced coding I need. The other $5,000 I will use to start advertising and driving homeowners to the site to receive their free bids. I will be able to pay this loan back within 1 year of getting it. The site will be very similar to www.contractwars.com our ONLY competitor except that we will only be focused on painting companies....exactly what I know best. I hope you see my vision and will help me fund this amazing idea!

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$27,897.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384456	$5,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384456. Member loan 384456 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	City of Walnut Creek	Debt-to-income ratio:	10.32%
Length of employment:	4 years 6 months	Location:	Walnut Creek, CA

Home town:	Hayward
Current & past employers:	City of Walnut Creek, Mediation Services, AAFES
Education:

This borrower member posted the following loan description, which has not been verified:

I've been paying off an expensive move for awhile now, but it's gotten a whole lot more difficult when the credit card companies raise your rates just because they're in a rate-raising kind of mood that day... Either that, or I'm getting penalized for only making payments and not using the card. I was tearing along at a pretty good rate until they jacked me up to 20%, so if I'm going to pay interest, I'd MUCH rather pay it to community-minded individuals who benefit directly.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,537.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 154 dated March 15, 2009